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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)   JULY 31, 2002

                              SMARTIRE SYSTEMS INC.
             (Exact name of registrant as specified in its charter)

BRITISH COLUMBIA
(State or other jurisdiction of incorporation)

0-29248
(Commission File Number)

NOT APPLICABLE
(IRS Employer Identification No.)

150-13151 VANIER PLACE, RICHMOND, BRITISH COLUMBIA, V6V 2J1
(Address of principal executive offices and Zip Code)

(604) 276-9884
(Registrant's telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report.)


ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

Not applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

Not applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

Not applicable.

ITEM 4.  CHANGES IN CERTIFYING ACCOUNTANT.

Not applicable.


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ITEM 5.  OTHER EVENTS.

Reference is made to the press release of the Registrant, issued and disseminated on July 31, 2002, announcing the completion of private placements by the Registrant pursuant to Regulation S. The press release was issued pursuant to Rule 135c promulgated under the Securities Act of 1933.

The Company issued 750,000 shares of common stock at a subscription price of $1.00(US) per share. In addition, 60,000 outstanding warrants were repriced from an exercise price of $2.30(US) per share to an exercise price of $1.65(US), and 30,000 new warrants were granted to the exercising warrant holder which are each exercisable for one common share at a price of $2.80(US) until June 27, 2005.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

Not applicable.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits

99.1     Press release issued by the Registrant on July 31, 2002

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMARTIRE SYSTEMS INC.


/s/ Jeff Finkelstein
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By: Jeff Finkelstein
Controller

Date: July 31, 2002